UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): October 10, 2023

Gladstone Capital Corporation
(Exact Name of Registrant as Specified in Charter)

Maryland	814-00237	54-2040781
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)
(703)
287-5800
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GLAD	The Nasdaq Stock Market LLC
7.75% notes due 2028	GLADZ	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or
Rule 12b-2 of
the Securities Exchange Act of 1934 (17
CFR §240.12b-2). Emerging
growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 10, 2023, the board of directors (the “Board”) of Gladstone Capital Corporation (the “Company”) approved and adopted the Fifth Amendment to the Company’s Bylaws, effective as of October 10, 2023 (the “Bylaw Amendment”). The Bylaw Amendment amended Article IV, Section 26 to revise the potential composition of the Executive Committee of the Board to not less than two members of the Board, one of whom will be the Chairman of the Board.
The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment. A copy of the Bylaw Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
On October 10, 2023, the Company issued a press release, filed herewith as Exhibit 99.1, announcing that its board of directors declared monthly cash distributions for its common stock and 6.25% Series A Cumulative Redeemable Preferred Stock for each of October, November and December 2023.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Fifth Amendment to Bylaws of Gladstone Capital Corporation

99.1	Press Release issued by Gladstone Capital Corporation on October 10, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation

Date: October 10, 2023	By:	/s/ Nicole Schaltenbrand
Nicole Schaltenbrand
Chief Financial Officer & Treasurer